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CONFIDENTIAL                                                  QUEST/INSO CHICAGO
02/19/99

                                  EXHIBIT 10.7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                INSO CORPORATION

                                LICENSE AGREEMENT

                          GENERAL TERMS AND CONDITIONS

This Agreement, effective as of the 19th day of February, 1999, is by and between

INSO CHICAGO CORPORATION                    and         QUEST SOFTWARE, INC.
d/b/a Inso Corporation                                  a corporation organized under the laws
a corporation organized under the laws                  of the State of California
of the State of Illinois                                (the "Licensee")
("Inso") and a wholly-owned subsidiary of
Inso Corporation

This Agreement includes all Exhibits now or hereafter appended hereto by mutual agreement of the parties.

WHEREAS, Inso is a developer of certain file-viewing technologies, and

WHEREAS, the Licensee desires rights to integrate and distribute materials proprietary to Inso in connection with the Licensee's electronic products,

NOW, THEREFORE, the parties agree as follows:

1.       Definitions

1.1 The "Component(s)" refer(s) individually and collectively to the object code, documentation, and any other materials described on Exhibit A hereto.

1.2 "Delivery" means that the Licensee has received the Components and that the Components conform to the specifications of Section I of Exhibit A.

1.3 "Documentation" shall mean the users manual generally provided with the Components and the Licensed Product, as the case may be.


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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

1.4 "Confidential Information" means any information, oral or written, that is not generally known outside of the disclosing party's organization, including but not limited to information relating to its products, product development, research, business operation, e.g., business direction or marketing plans, customer lists, and pricing methods, and that is identified in writing as confidential prior to its disclosure to the receiving party. Notwithstanding the foregoing, the parties agree that the following elements of the Components shall be considered Inso Confidential Information whether or not identified as such: (a) software documentation; and (b) Inso's proprietary techniques with regard to product function, even if supplied to the Licensor solely as embodied in the Components.

1.5 "Licensed Product" refers to the specific Licensee product or products identified in Exhibit B; others may only be added by amendment to this Agreement agreed to in writing by both parties.

1.6 An "Upgrade" is defined as a correction, improvement or other modification of the file filters included in the Components which Inso makes generally available to its licensees under maintenance for no additional fee.

1.7 "Product Description" refers to the description contained in Section 1 of Exhibit A attached to this Agreement.

1.8 "Operating System" refers to a computer software program, routine or algorithm, or any combination thereof, that controls, manages or allocates the internal computational resources of a computer and the functionality and program included therewith.

2.       License, Use, Term, Payment

2.1 Inso hereby grants, and the Licensee accepts, a non-exclusive license to use the Components and Documentation solely to develop, use, and support Licensed Products in accordance with the terms and conditions of this Agreement, including the limitations, if any, set forth in Exhibit A. The right to use the Components and Documentation for that purpose includes the right to use and reproduce the Components and Documentation and to distribute Licensed Products worldwide, directly or indirectly.

2.2 The Licensee's rights to use the Components as provided herein shall continue only so long as the Licensee:

         a. distributes Licensed Products in which the Components are included solely as executable code;

         b.       pays Inso pursuant to this Agreement; and

         c. is in compliance with all other material terms of this Agreement.



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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

2.3 The Licensee may sublicense Licensed Products only to end-users, directly or through third party distributors and dealers, and solely on terms as protective as the Licensee requires for its own proprietary information and which enable the Licensee to meet its obligations under this Agreement. Sublicenses to end-users shall provide that end-users shall be permitted to use the Components only as part of the Licensed Products. Any other sublicense shall be subject to the prior written approval of Inso. The Licensee shall provide copies of its standard software licenses to Inso upon request.

2.4 The Licensee may subcontract the distribution of the Licensed Products provided that the Licensed Products are distributed and marketed solely under the name of the Licensee and not of said distributor or any other third party. The Licensee will, as Inso may reasonably request, give Inso the names of such subcontractors and other information on its procedures for protecting the Licensed Products in the reproduction process. The Licensee shall be responsible for the payment of any royalties resulting from distribution by any such subcontractor.

2.5 The term of this Agreement is specified in Exhibit B attached hereto, and the licenses granted herein shall terminate automatically on expiration without any action by the parties except as provided in
         Section 11.5. This Agreement and the licenses granted herein shall be terminated or suspended prior to such expiration only as provided in Sections 2.2 and 11.

2.6 In consideration for the licenses granted herein, the Licensee shall pay Inso royalties as set forth in Exhibit C attached hereto.

2.7 Notwithstanding anything to the contrary in this Agreement, the Licensee shall not:

         a) use the Components to integrate with any file viewing APIs of the following:

                  i) the Windows 95 Operating System, or any successor Operating System shell, including, but not limited to, IFileViewer;

                  ii)      any existing or future Operating Systems;

                  iii) mail and messaging client (by way of example, but not limitation, this shall include products such as Da Vinci Mail, MS Mail, cc:Mail, Beyond Mail, and Lotus Notes) software APIs for viewing file attachments; or

                  iv) common dialog file viewing APIs outside of the Licensed Product under the Windows 95 operating environment;

         b) distribute, market, or sublicense the Components as a stand-alone product;

         c) allow the Components to be accessed without the presence and execution of the Licensee's other applications;



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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

         d) allow end-users to view documents using the Components other than from within the Licensed Product;

         e) expose or publish any Component API to any third-party including, without limitation, any customer, OEM, or business partner;

         f) use the Components to develop file viewer "plug-ins" for Internet browser clients (by way of example, but not limitation, this shall include Netscape's Navigator);

         g) use the Components to develop or create ActiveX viewer objects outside of the Licensed Product;

         h) reverse engineer, reverse compile or otherwise disassemble the Components except where such restriction is prohibited by law; or

         i) write any file viewing, filtering, data, graphic or text export or conversion function on top of Inso's Component Specifications.

2.8 Inso shall cause Licensee to become a "FlexSAFE Licensee" under the FlexSAFE Technology Deposit Agreement between Inso and Data Securities International, Inc. ("DSI") dated December 8, 1995 (the "Escrow Agreement"), a copy of which is attached hereto as Exhibit D. Licensee shall be responsible for completing and returning the FlexSAFE Beneficiary Enrollment Form (attached as Exhibit T to the Escrow Agreement) to Inso, upon receipt of which Inso shall submit such form to DSI. All costs associated with becoming and remaining a "FlexSAFE Licensee" shall be borne by Inso.

3.       Delivery and Acceptance

3.1 Inso has delivered the Components and services, if any, specified in the Product Description.

3.2 The Components will be deemed accepted upon Agreement execution. Upon Agreement execution Inso shall be entitled to the minimum royalties as set out in Exhibit C, whether or not the Licensee subsequently develops and markets the Licensed Products.

3.3 Any subsequent Components delivered will be deemed accepted upon Delivery.

4.       Proprietary Rights and Notices

4.1 This Agreement does not transfer to the Licensee any title in or ownership of the Components or any Inso or third party trademarks, nor (except as provided herein) any right to use Inso or third party copyrighted material, or Inso Confidential Information embodied therein except the rights to use the Components in Licensed Products as expressly permitted by this Agreement. The Components and Inso Confidential



                                       4

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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

         Information embodied therein are and shall at all times remain the sole and exclusive property of Inso.

4.2 The Licensee may not use trademarks, logos, trade dress, or titles of Inso Products in any way, except as provided herein or with Inso's express prior written permission.

4.3 The Licensee shall notify Inso as promptly as reasonably possible of any suspected unauthorized use or possession of the Components or Licensed Product. In the event of unauthorized use arising from the Licensee's or its permitted sublicensees' or distributors' custody of the Components, the Licensee shall cooperate with Inso in any appropriate action Inso may take or request to protect its rights in the Components. Unless such unauthorized use or possession arises from the Licensee's or such sublicensees' or distributors' negligence or breach of this Agreement, the cost of such action shall be borne by Inso.

4.4 The Licensee may at its option, either convert Inso's Documentation to the Licensee's format or reproduce and distribute Inso's Documentation with the Licensee's covers. If the Documentation is converted to the Licensee's format, Licensee shall not change any content (except for format and grammatical changes by the Licensee's quality assurance personnel, which shall be provided free of charge to Inso). The Licensee shall be solely responsible for the results of such conversion, and Inso's review, or lack thereof, shall not relieve the Licensee of its responsibility.

4.5 Appropriate copyright and proprietary rights acknowledgment (Outside In(R) Viewer Technology (C) 1992-1999 Inso Corporation. All rights reserved.) will be stated on the Licensee's user manuals on the same page(s) that the Licensee display its own similar notices; and, with other said acknowledgments, where other credits appear on, or in connection with the Licensed Products, including but not limited to startup or "splash" screens and "Help" and "About" boxes. In addition to acknowledgments in the Licensee's documentation, the Licensee shall, at a minimum, provide Inso acknowledgment within the "Help" and "About" boxes for the Licensed Products that are related to a viewer window.

5.       Non-Disclosure of Confidential Information

5.1 In performing its obligations under this Agreement, each party may receive Confidential Information of the other party, and shall take reasonable steps to protect such Confidential Information, Such steps shall include, but not be limited to:

         a. designating the group responsible for controlling access to such confidential information;

         b. following the procedures the recipient takes to protect its own confidential information of similar character;


                                       5

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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

         c. limiting disclosure to recipient personnel solely on a need to know basis, informing such personnel, by use of non-disclosure agreements and display of confidentiality notices and other instructions, of the restrictions on use, reproduction, and disclosure; and

         d. preventing disclosure to any third party without the disclosing party's prior written permission in such case, except that the recipient may disclose Confidential Information of the disclosing party to a consultant or subcontractor with a need to know, providing services to the recipient which directly relate to the rights or obligations of the parties pursuant to this Agreement, provided that each such consultant or subcontractor has signed an appropriate written agreement not to disclose such Confidential Information or use such Confidential Information for any purpose other than the performance of such services.

5.2 Neither party shall disclose the terms of this Agreement without the other party's prior consent or as may be required by law or by order of court or request of government agency, and in the case of such order or request, after notice to the other party that such disclosure has been requested the other party has been given a reasonable opportunity to seek a protective order.

5.3 The recipient shall be entitled to disclose information received from the disclosing party in confidence if:

         a. such information was, prior to its receipt from the disclosing party, properly in the recipient's possession or known to the recipient;

         b. such information is developed by or for the recipient independently of the disclosing party's Confidential Information received hereunder,

         c. such information is or becomes public knowledge without the fault of the recipient; or

         d-       such disclosure is required by court or government action.

         In the event that disclosure of Inso Confidential Information under the circumstances described in Section 5.3(d) is required, the Licensee will use its best efforts to ensure that such information does not become generally available to the public.

5.4 The provisions of this Section 5 shall survive the termination or expiration of this Agreement.

6.       Warranties

6.1 Inso warrants that it knows of no third party copyright, United States trademark, trade secret, or United States patent that is infringed by the Components.



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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

6.2 Inso warrants that the Components will perform substantially as specified in Section 1 of the applicable Product Description.

6.3 Inso shall not be responsible in any way for any portion of software prepared by or added to the Components by the Licensee or any third party.

6.4 THE FOREGOING WARRANTIES GIVEN BY INSO ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, UNDER OR RELATED TO THIS AGREEMENT OR THE COMPONENTS, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE,

7.       Defense of Legal Claims

7.1 Inso will defend or settle any allegation or claim by a third party ("Claim") against the Licensee that the Components infringe upon any United States copyright, trade secret, patent, or other proprietary right of a third party, and shall indemnify the Licensee and hold it harmless from any and all such Claims and all resulting costs, expenses, compromises, damages, and attorneys' fees, provided that (i) Inso is given prompt written notice of the Claim, (ii) Inso is given the sole authority to defend or settle the Claim, and (iii) the Licensee does not compromise or settle the Claim without Inso's prior written consent. The Licensee shall cooperate fully with all reasonable requests of Inso in connection with any such Claim. In lieu of defending a Claim, Inso may, at its sole option, procure for the Licensee the right to continue using the disputed material, or modify the Components so that they become non-infringing. Any such modification shall not materially affect the functionality of the Components. Inso shall have no obligation to defend or indemnify the Licensee for any Claim based upon the combination, operation, or use of the Components with elements not supplied by Inso, unless the Licensee can prove that the infringing portion is supplied by Inso, or upon modifications to the Components after Delivery, where such Claim would not exist without such elements or modifications to the Components by the Licensee.

7.2 The Licensee will defend or settle any Claim against Inso involving elements of the Licensed Products other than the Components, or where such Claim would not exist without the Licensee's modification to the Components, and the Licensee shall indemnify Inso and hold it harmless from any and all such Claims and all resulting costs, expenses, compromises, damages, and attorneys fees, provided that (i) the Licensee is given prompt written notice of the Claim, (ii) the Licensee is given the sole authority to defend or settle the Claim, and (iii) Inso does not compromise or settle the Claim without the Licensee's prior written consent. Inso shall cooperate fully with all reasonable requests of the Licensee in connection with any Claim described in this
         Section 7.2.

8.       Limitation of Liability



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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

8.1 ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, INSO SHALL NOT BE LIABLE TO THE LICENSEE OR ANY THIRD PARTY FOR ANY LOSS OF PROFITS, OR SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM ARISES IN TORT OR CONTRACT AND EVEN IF ADVISED OF THE POSSIBILITY OF THE SAME AND IN NO EVENT SHALL INSO'S LIABILITY TO THE LICENSEE FOR DAMAGES OR COSTS HEREUNDER, IF ANY, EXCEED THE AMOUNTS PAID TO INSO BY THE LICENSEE FOR LICENSING THE COMPONENTS UNDER THIS AGREEMENT DURING THE 12-MONTH PERIOD PRECEDING THE DATE SUCH CLAIM IS MADE.

8.2 No action arising out of the licenses granted under this Agreement, regardless of form, may be brought by any party more than one (1) year after the cause of action has become known to the party bringing such action, except that an action for nonpayment may be brought by Inso within one (1) year of the later of due date of the last payment or royalty statement.

9.       Taxes, Export Regulations

9.1 The Licensee shall pay all import duties, levies or imposts, and all sales, use, value added or other taxes of any nature (excluding taxes based on Inso's income), assessed upon or with respect to any products, programs or services licensed by or purchased from Inso hereunder. If the Licensee is required by law to make any deduction or to withhold from any sum payable to Inso by the Licensee hereunder, then the sum payable by the Licensee on which the deduction or withholding is based shall be increased to the extent necessary to ensure that after such deduction or withholding, Inso receives and retains, free from liability for such deduction or withholding, a net amount equal to the amount Inso would have received and retained in the absence of such required deduction or withholding.

9.2 The Licensee shall be responsible for meeting any other requirement of any government and procuring government approvals, such as export licenses, restrictions on export of technical data, or other procedures required to make this Agreement effective and enforceable.

10.      Assignment

         The Licensee shall not assign or transfer to any third party this Agreement, nor any of its rights or obligations under this Agreement, without Inso's prior written permission. A change in ownership or control of the Licensee shall be deemed to be an assignment of this Agreement. For purposes of this Section 10, "change" in ownership is defined as a sale or transfer of shares which entitles a new holder to voting rights in excess of fifty percent (50%) of any class of the Licensee's outstanding voting securities or interests. Inso may assign this Agreement, or any of its rights, obligations or benefits hereunder, without the consent of the Licensee.


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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

11.      Default and Termination

11.1 Except as provided in Section 11.2 and 11.3 below, if either party should breach any material provision of this Agreement, the non-defaulting party may declare a default, and may terminate this Agreement in its entirety if the other party should fail to remedy such default within thirty (30) days after receipt of written notice thereof.

11.2 If the Licensee should breach the restrictions on disclosure or use of Inso's confidential information as provided herein, Inso may immediately terminate this Agreement or seek equitable relief to protect its proprietary interests, or both, without waiting for any cure period to elapse.

11.3 If the Licensee should fail to make any of the payments required by this Agreement, Inso may declare a default, and may terminate the Agreement in its entirety should the Licensee fail to remedy such default within thirty (30) days of receipt of written notice thereof. At such time, all outstanding minimum royalty payments and any other charges due Inso pursuant to this Agreement shall be deemed to have accrued and shall immediately be payable in full to Inso notwithstanding any other provision hereof. The Licensee's obligation to pay all accrued charges shall survive the expiration or termination of this Agreement.

11.4 In the event that either party becomes insolvent, or a party to bankruptcy, receivership, or similar proceedings affecting its financial condition, or seeks to make a compromise. assignment, or other arrangement for the benefit of its creditors, or ceases doing business in the ordinary course, the other may terminate this Agreement, effective upon receipt of written notice thereof, and take any steps to protect its proprietary information as may be appropriate.

11.5 Upon termination, the Licensee will immediately cease development, distribution, and production of Licensed Products utilizing the Components. The Licensee may permit sublicenses previously granted to end-users to remain in effect, but shall return or certify destruction of all copies of the Components and all Inso Confidential Information not needed to support end-users. Any other permitted sublicenses shall terminate upon termination of the Agreement between Inso and the Licensee.

11.6 Termination shall not relieve the Licensee from liability for any breach occurring prior to such termination. All remedies hereunder and under applicable law shall be cumulative.

12.      General Provisions

12.1 Entire Agreement. This Agreement, together with its Exhibits, constitutes the entire agreement between the parties with respect to the Components, and may be modified only in writing, signed by an authorized representative of each party. This Agreement supersedes all other representations, proposals, and other communications between the parties relating hereto with respect to the Components.


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02/19/99

12.2 Waiver. Any waiver by either party of any requirement of this Agreement shall not constitute a waiver of any other requirement of this Agreement, nor of the same requirement on a separate occasion.

12.3 Notice. Any notice required under this Agreement shall be in writing and shall be given by certified mail, express courier service or facsimile transmission with a confirming copy sent via certified mail or express courier service, to the address given in Exhibit B or to such other address as either party may designate in writing to the other. Any notice thus given shall be deemed effective upon sending.

12.4 No Agency. This Agreement shall not be construed as creating an agency, partnership, joint venture, or other relationship between the parties other than one of independent contractors.

12.5 Force Majeur. Neither party shall incur liability to the other for any failure or delay in fulfilling its obligations under this Agreement other than the making of required payments for causes beyond its reasonable control, including, but without limiting the generality of the foregoing, labor or industrial disturbances, acts of God, floods, lightning, utility or communication failures, earthquakes, acts of the public enemy, riots, insurrection, embargoes, blockages, actions, restrictions, regulations or orders of any government, agency or subdivision thereof.

12.6 Interpretation. Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law, but if any portion of any provision should be invalid or prohibited by applicable law, such portion shall not invalidate the remaining provisions of this Agreement, All headings are for reference purposes only and shall not affect the interpretation of this Agreement.

12.7 Governing Law. This Agreement shall be deemed a contract made and performed in Massachusetts, shall be construed under and governed by the laws of the Commonwealth of Massachusetts, and shall bind the parties, their successors, and permitted assigns. The parties stipulate that the proper forum, venue and court for any legal action arising from or in connection with this Agreement shall be the state courts of the Commonwealth of Massachusetts for Suffolk County or the United States District Court for the District of Massachusetts. The Licensee agrees that it will not commence any action against Inso except in such courts.





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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

IN WITNESS WHEREOF, the parties execute this Agreement by their duly authorized representatives, effective as of the date first above written.

QUEST SOFTWARE, INC.                              INSO CHICAGO CORPORATION
                                                  d/b/a INSO CORPORATION

By     /s/  David Doyle                           By    /s/ Bruce G. Hill
       -----------------------                          ------------------------
       Signature                                        Signature
Name:  David Doyle                                      Bruce Hill
Title: President                                        Corporate Secretary





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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

                                INSO CORPORATION

                                LICENSE AGREEMENT

                                    EXHIBIT A

                               PRODUCT DESCRIPTION
                 Outside In(R) Viewer Technology, Version 5.2.1

1.0      Inso will provide the following object code deliverables:

1.1      Inso Components - Version 5.2.1

         i)  Outside In(R) Viewer Technology Specification Version 5.2.1:
                  a) viewing,
                  b) printing on Windows, and
                  c) printing on UNIX functionality

1.2      Platforms Supported - Version 5.2.1:

         i)       Microsoft(R) Windows(R) 95/98 for Intel x86
         ii)      Microsoft(R) Windows NT(R) 3.5 and 4.0 for Intel x86
         iii)     Sun Solaris 2.4 - 2.6 for SPARC
         iv)      HP-UX 9.0.5 - 11.0 for HP 9000
         v)       IBM AIX 4.1.4 - 4.3 for RS6000

2.0 For each twelve-month period for which Licensee pays Inso the Annual Maintenance Fee as described in Section 2.3 of Exhibit C, Inso will provide Licensee with all Upgrades for the file formats listed below which Inso makes available generally for its OEM customers under maintenance during such period.

3.0 Inso will assist the Licensee with its initial implementation of the Components and provide information about the Licensee callable functions, as reasonably requested, without charge to the Licensee for a period of ninety (90) days from the date Components are shipped to the Licensee.

4.0 Inso will correct any defects identified by the Licensee during the first ninety (90) days after the Components are shipped to the Licensee. A "defect" is defined as a malfunctioning of the Components that causes the Components not to function in accordance with Section 1 of the applicable Product Description.

5.0 If the Licensee requests that Inso provide consulting services in addition to those support services specified above, including, for example, modifications necessary to port the product to any Inso unwarranted platform, and Inso agrees to provide such services, such services shall be provided at terms mutually agreed.



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CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

6.0 Any future additions of functionality that require a change to the Outside In(R) Viewer Technology, Version 5.2.1, is specifically excluded from this Agreement. Inso reserves sole discretion to determine which of its offerings require such a change in the Outside In(R) Viewer Technology Specification.

Licensee may use the Components for the following file formats in the Licensed
Product:

WORD PROCESSING - GENERIC:
--------------------------
ANSI Text (7 & 8 bit)...............................................................................All versions
ASCII Text (7 & 8 bit versions available) ..........................................................All versions
HTML ........................................................................................Versions through 3.0
IBM FFT .............................................................................................All versions
IBM Revisable Form Text .............................................................................All versions
Microsoft Rich Text Format (RTF) ....................................................................All versions
Unicode Text ........................................................................................All versions
WORD PROCESSING - DOS:
----------------------
DEC WPS Plus (DX) ...........................................................................Versions through 4.0
DEC WIPS Plus (WPL) .........................................................................Versions through 4.1
DisplayWrite 2 & 3 (TXT) ............................................................................All versions
DisplayWrite 4 & 5 ..................................................................Versions through Release 2.0
Enable .................................................................................Versions 3.0, 4.0 and 4.5
First Choice ................................................................................Versions through 3.0
Framework ............................................................................................Version 3.0
IBM Writing Assistant ...............................................................................Version 1.01
Lotus Manuscript ............................................................................Versions through 2.0
MASS 11 .....................................................................................Versions through 8.0
Microsoft Word ..............................................................................Versions through 6.0
Microsoft Works .............................................................................Versions through 2.0
MultiMate ...................................................................................Versions through 4.0
Navy DIF ............................................................................................All versions
Nota Bene ............................................................................................Version 3.0
Office Writer ................................................................................Versions 4.0 to 6.0
PC-File Letter ..............................................................................Versions through 5.0
PC-File+ Letter .............................................................................Versions through 3.0
PFS:Write ...................................................................................Versions A, B, and C
Professional Write ..........................................................................Versions through 2.1
Q&A ..................................................................................................Version 2.0
Samna Word .......................................................................Versions through Samna Word IV+
SmartWare 11 ........................................................................................Version 1.02
Sprint ...............................................................................................Version 1.0
Total Word ...........................................................................................Version 1.2
Volkswriter 3 & 4 ...........................................................................Versions through 1.0
Wang PC (IWP) ...............................................................................Versions through 2.6
WardMARC ..........................................................................Versions through Composer Plus
WordPerfect .................................................................................Versions through 6.1
WordStar ....................................................................................Versions through 7.0

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

WordStar 2000 ...............................................................................Versions through 3.0
XYWrite ................................................................................Versions through III Plus
WORD PROCESSING - INTERNATIONAL
-------------------------------
JustSystems Ichitaro .................................................................................Version 8.0
WORD PROCESSING - WINDOWS:
--------------------------
AMI/AMI Professional ........................................................................Versions through 3.1
Corel WordPerfect for Windows ...............................................................Versions through 8.0
JustWrite ...................................................................................Versions through 3.0
Legacy .....................................................................................Versions through 1. 1
Lotus WordPro (Win16 and Win32/Intel only) ......................................SmartSuite 95, 97 and Millennium
         NOTE: THE LOTUS WORDPRO FILTER IS FOR WIN16 AND WIN32 ON THE INTEL
         PLATFORMS ONLY, AND IS PROVIDED TO LICENSEE "AS IS", WITHOUT ANY
         REPRESENTATIONS OR WARRANTIES.
Microsoft Windows Works .....................................................................Versions through 4.0
Microsoft Windows Write .....................................................................Versions through 3.0
Microsoft Word 97 ........................................................................................Word 97
Microsoft Word 2000 Beta 2 ................................................................................Beta 2
Microsoft Word for Windows ..................................................................Versions through 7.0
Microsoft WordPad ...................................................................................All versions
Novell Perfect Works .................................................................................Version 2.0
Novell WordPerfect for Windows ..............................................................Versions through 7.0
Professional Write Plus ..............................................................................Version 1.0
Q&A Write for Windows ................................................................................Version 3.0
WordStar for Windows .................................................................................Version 1.0
WORD PROCESSING - MACINTOSH:
----------------------------
Microsoft Word ..........................................................................Versions 4.0 through 6.0
Microsoft Word 98 ........................................................................................Word 98
WordPerfect ............................................................................Versions 1.02 through 3,0
Microsoft Works .............................................................................Versions through 2.0
MacWrite II ..........................................................................................Version 1.1
SPREADSHEETS FORMATS:
---------------------
Enable .................................................................................Versions 3.0, 4.0 and 4.5
First Choice ................................................................................Versions through 3.0
Framework ............................................................................................Version 3.0
Lotus 1-2-3 (DOS & Windows) .................................................................Versions through 5.0
Lotus 1-2-3 for SmartSuite ..........................................................SmartSuite 97 and Millennium
Lotus 1-2-3 Charts (DOS & Windows) ..........................................................Versions through 5.0
Lotus 1-2-3 (OS/2) ..........................................................................Versions through 2.0
Lotus 1-2-3 Charts (OS/2) ...................................................................Versions through 2.0
Lotus Symphony .........................................................................Versions 1.0, 1.1 and 2.0
Microsoft Excel 97 ......................................................................................Excel 97
Microsoft Excel 2000 Beta 2 ...............................................................................Beta 2
Microsoft Excel Macintosh ...........................................................Versions 3.0 through 4.0, 98
Microsoft Excel Windows .................................................................Versions 2.2 through 7.0
Microsoft Excel Charts ..................................................................Versions 2.x through 7.0

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

Microsoft Multiplan ..................................................................................Version 4.0
Microsoft Windows Works .....................................................................Versions through 4.0
Microsoft Works (DOS) .......................................................................Versions through 2.0
Microsoft Works (Mac) .......................................................................Versions through 2.0
Mosaic Twin ..........................................................................................Version 2.5
Novell Perfect Works .................................................................................Version 2.0
QuattroPro for DOS ..........................................................................Versions through 5.0
QuattroPro for Windows ......................................................................Versions through 8.0
PFS:Professional Plan ................................................................................Version 1.0
SuperCalc 5 ..........................................................................................Version 4.0
SmartWare II ........................................................................................Version 1.02
VP Planner 3D ........................................................................................Version 1.0
DATABASES FORMATS:
------------------
Access ......................................................................................Versions through 2.0
dBASE .......................................................................................Versions through 5.0
DataEase .............................................................................................Version 4.x
dBXL .................................................................................................Version 1.3
Enable .................................................................................Versions 3.0, 4.0 and 4.5
First Choice ................................................................................Versions through 3.0
FoxBase ..............................................................................................Version 2.1
Framework ............................................................................................Version 3.0
Microsoft Windows Works .....................................................................Versions through 4.0
Microsoft Works (DOS) .......................................................................Versions through 2.0
Microsoft Works (Mac) .......................................................................Versions through 2.0
Paradox (DOS) ...............................................................................Versions through 4.0
Paradox (Windows) ...........................................................................Versions through 1.0
Personal R:BASE ......................................................................................Version 1.0
R:BASE 5000 .................................................................................Versions through 3.1
R:BASE System V ......................................................................................Version 1.0
Reflex ...............................................................................................Version 2.0
Q & A .......................................................................................Versions through 2.0
SmartWare II ........................................................................................Version 1.02
STANDARD GRAPHIC FORMATS:
-------------------------
Binary Group 3 Fax ..................................................................................All versions
CDR (if TIFF Image is embedded in it) ..............................................Corel Draw versions 2.0 - 5.0
COM - Computer Graphics Metafile ...................................................ANSI, CALS, NIST, Version 3.0
CMX - Corel Clip Art Format .................................................................Versions 5 through 6
DCX (multi-page PCX) ...............................................................................Microsoft Fax
DRW - Micrografx Designer ............................................................................Version 3.1
         and Micrografx Draw ................................................................Versions through 4.0
DXF (Binary and ASCII) AutoCAD Drawing Interchange Format ....................................Versions through 14
EMF (Win32 Only) .......................................................................Windows Enhanced Metafile
EPS Encapsulated PostScript ......................................................If TIFF image is embedded in it
FMV - FrameMaker graphics ...........................................Vector and raster format through Version 5.0
FPX ...........................................................................................No specific format


CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

GDF - IBM Graphics Data Format .......................................................................Version 1.0
GEM - Graphics Environment Manager Metafile ....................................................Bitmap and Vector
GIF - Graphics Interchange Format .....................................................................Compuserve
GP4 - Group 4 GALS Format .....................................................................Type I and Type II
HPGL - Hewlett Packard Graphics Language .............................................................Version 2.0
IMG - GEM Paint ..............................................................................No specific version
JFIF (JPEG not in TIFF format) ......................................................................All versions
JPEG - Joint Photographic Experts Group format ......................................................All versions
MET - OS/2 PM Metafile ...............................................................................Version 3.0
OS/2 Bitmap .........................................................................................Ail versions
PBM - Portable Bitmap ........................................................................No specific version
PCD - Kodak Photo CD .................................................................................Version 1.0
PCX Bitmap .........................................................................................PC Paintbrush
Perfect Works (Draw) ..........................................................................Novell version 2.0
PGM - Portable Graymap .......................................................................No specific version
PIC - Lotus 1-2-3 Picture File Format ........................................................No specific version
PICT1 & PICT2 (Raster) ........................................................................Macintosh Standard
PIF - IBM Picture Interchange Format .................................................................Version 1.0
PNG - Portable Network Graphics Internet Format ......................................................Version 1.0
PNTG ....................................................................................................MacPaint
PPM - Portable Pixmap .......................................................................No specific, version
PSP - Paintshop Pro (Win16 and Win32/Intel only) .............................................Versions 5.0, 5.0.1
RND - AutoShade Rendering File Format ................................................................Version 2.0
SDW .....................................................................................................Ami Draw
Snapshot (Lotus) ....................................................................................All versions
SIRS - Sun Raster File Format ................................................................No specific version
Targa .................................................................................................Truevision
TIFF ..........................................................................................Versions through 6
TIFF CCITT Group 3 & 4 ...............................................................................Fax Systems
Windows Bitmap ......................................................................................AJI versions
Windows Cursor ......................................................................................All versions
Windows Icon ........................................................................................All versions
WMF..............................................................................................Windows Metafile
WordPerfect Graphics [WPG and WPG2] .........................................................Versions through 2.0
XBM - X-Windows Bitmap ............................................................................x10 compatible
XPM - X-Windows Pixmap ............................................................................x10 compatible
XWD - X-Windows Dump ..............................................................................x10 compatible
HIPH-END GRAPHICS FORMATS:
--------------------------

INSO AND LICENSEE ACKNOWLEDGE AND AGREE THAT THE FOLLOWING HIGH-END GRAPHICS
FORMATS ARE PROVIDED TO LICENSES "AS IS", WITHOUT ANY REPRESENTATIONS OR
WARRANTIES.

Al - Adobe illustrator File Format ..........................................................Versions through 6.0
CDR - Coral Draw ........................................................................... Versions through 8.0
DSF - Micrografx Designer ................................................................Windows 95, Version 6.0

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

DWG - AutoCAD Native Drawing Format ...................................................... Versions 12 through 14
IGES - Initial Graphics Exchange Specification........................................................Version 5.1
PDF - Portable Document Format ..........................................................Versions 1.0 through 2.1
PS - Postscript ..........................................................................................Level 2
PSD - Adobe Photoshop File Format ....................................................................Version 4.0
PRESENTATION FORMATS:
---------------------
Corel Presentations ..................................................................................Version 8.0
Novel Presentations .........................................................................Versions 3.0 and 7.0
Harvard Graphics for DOS ......................................................................Versions 2.x & 3.x
Harvard Graphics ................................................................................Windows versions
Freelance 96 ........................................................................................Freelance 96
Freelance for Windows 95 ............................................................SmartSuite 97 and Millennium
Freelance for Windows ........................................................................Version 1.0 and 2.0
Freelance for OS/2 ..........................................................................Versions through 2.0
Microsoft PowerPoint for Windows ............................................................Versions through 7.0
Microsoft PowerPoint 97 ............................................................................PowerPoint 97
Microsoft PowerPoint 2000 Beta 2 ..........................................................................Beta 2
Microsoft PowerPoint for Macintosh ...............................................................Version 4.0, 98
COMPRESSED AND ENCODED FORMATS:
-------------------------------
GZIP .........................................................................................No specific version
LZA Self Extracting Compress .................................................................No specific version
LZH Compress .................................................................................No specific version
Microsoft Binder ..........................................................................Version 7.0, Binder 97
MIME (text mail) .............................................................................No specific version
UUEncode .....................................................................................No specific version
UNIX Compress ................................................................................No specific version
UNIX TAR .....................................................................................No specific version
ZIP ................................................................................PKWARE versions through 2.04g
OTHER:
------
Executable (EXE, DLL) ........................................................................No specific version
Executable for Windows NT ....................................................................No specific version
vCard .........................................................................................Versit Version 2.1

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99


                                INSO CORPORATION

                                LICENSE AGREEMENT

                                    EXHIBIT B

                              ADDITIONAL PROVISIONS

1        Term

1.1 The Effective Date shall be the date set forth at the beginning of this Agreement.

1.2 The Expiration Date of this Agreement shall be February 10, 2002. Both parties agree to begin renegotiation discussions 6 months prior to Agreement expiration.

2.       Licensed Product

         The Licensed Products as of execution of this Agreement consist of the following:

         i) The Licensee's client entitled Vista Plus TransVue, which is a report-based information management product that captures report data in several formats as output from external Enterprise Resource Planning (ERP) systems, incorporating, as embedded, the technology and data, Outside In(R) Viewer Technology,

         ii)      Platform: UNIX, Windows 95, Windows 98, Windows NT

         iii)     Media:   All

3.       Access to Inso Confidential Information

         As provided in Section 5 of the Agreement, the Licensee shall restrict access to Inso Confidential Information to the specific Licensee group expressly charged with development of Licensed Products under the direction of Mr. Phil Bonesteele, Director of Software Development, Output Management Business Unit.

4.       Addresses for Purposes of Notices

         To Inso:                           Inso Corporation
                                            330 N. Wabash Avenue, 15th Floor
                                            Chicago, IL 60611
                                            Attention: Rose Ann Brittain

         with a copy to:                    Inso Corporation
                                            31 St. James Ave., 11th Floor
                                            Boston, MA 02116-4104
                                            Attention: Bruce G. Hill

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99


         To the Licensee:                   Quest Software, Inc.
                                            610 Newport Center
                                            Suite 1400
                                            Newport Beach, CA 92660-6465
                                            Attention:   Mr. Terry Mullin
                                                         Vice President
                                                         Output Management
                                                         Business Unit

5.       Address for Purposes of Technical Intonation

         Inso shall send technical information to the Licensee at the following location:

         Quest Software, Inc.
         610 Newport Center
         Suite 1400
         Newport Beach, CA 92660-6465
         Attention: W. Phil Bonesteele
         Phone: 949.718.2581
         Fax: 949.720.0426
         Email: pbonesteele@quests.com

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

                                INSO CORPORATION

                                LICENSE AGREEMENT

                                    EXHIBIT C

                              PAYMENT OF ROYALTIES

1.       General Provisions

1.1 The Licensee shall pay Inso the applicable royalty as provided herein on every transfer of a copy of a Licensed Product;

         a. A "transfer" shall be deemed to occur, and the royalty to accrue to Inso, at the time of sale to the ultimate end user/customer of each copy of, or grant of right of access to, a Licensed Product from the Licensee to any third party, including but not limited to distributors, dealers, end-users, and affiliated companies.

         b. No royalty shall be due, however, on a reasonable number of copies for internal use by the Licensee, or on a reasonable number of copies distributed free for promotional use to promote Licensed Products, the numbers to be approved by Inso prior to release. In addition, no royalty shall be due on run time demonstration copies, which are distributed without charge to the end-user which are programmed to become inoperable within ninety days of delivery unless the end-user purchases the Licensed Product. Promotional copies of Licensed Products must be clearly labeled as not for sale.

         c. "Net Receipts" shall be defined as the Licensee's gross revenue from the Licensed Products, less discounts, allowances, and any applicable taxes. In the event that the Licensed Product is licensed together with another product, Net Receipts for such combined product shall be calculated by dividing the average selling price over the most recent two fiscal quarters prior to transfer (the "ASP") for the Licensed Product by the sum of the ASP for the Licensed Product and the additional products to be packaged and sold with the Licensed Product. This quotient shall then be multiplied by the royalty rate for the combined product to determine the royalty payable to Inso, where royalties are based on Net Receipts.

1.2 The Licensee shall on each payment date pay Inso the amount necessary to make the cumulative total of amounts paid to Inso, whether as prepaid or accrued royalties, equal to whichever of the following is larger:

         a. the cumulative minimum royalty due Inso for such Licensed Product as scheduled, or

         b. the cumulative royalties accrued for transfers of such Licensed Product.

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

         For each Licensed Product subject to a minimum royalty, any amounts paid Inso in excess of accrued royalties may be credited toward accrued royalties for such Licensed Product in subsequent quarters.

1.3 The Licensee at all times shall keep an accurate account of the transfers subject to this Agreement and shall render to Inso quarterly statements in a form to be mutually agreed. The statements shall record the transfers of each Licensed Product and shall not contain any Licensee customer names.

         Statements, together with payments due Inso, shall account for transfers of Licensed Product(s) during each quarter ending March 31, June 30, September 30, and December 31, respectively. Royalty statements shall be sent to:

                  Controller
                  Inso Corporation
                  31 St. James Avenue, 11th Floor
                  Boston, Massachusetts 02116-4101

All payments shall be made by wire transfer of immediately available funds to Inso's account at the following bank:

                  Fleet National Bank
                  Boston, MA
                  ABA No. 011-000-138
                  Name of Account: Inso Corporation
                  Account No. 0501268998

1.4 The royalty payment dates shall be the thirtieth day after the end of each quarter. In the event that the Licensee fails to make any payment on or before the payment date, Inso may require the Licensee to pay interest at a rate equal to the lesser of (i) 1.5% per month, compounded monthly, or (ii) the maximum rate permitted by applicable law. Inso shall be entitled to recover all costs and expenses, including attorneys' fees, incurred by it in connection with the enforcement of the terms of this Agreement including without limitation the collection of any overdue amounts.

1.5      All payments shall be made in United States dollars.

1.6 The Licensee shall maintain records adequate to verify the amounts due to Inso hereunder. Inso or its representatives shall have the right to inspect the relevant books and records of the Licensee as reasonably necessary to verify the correctness of the account or to determine the sums due Inso thereunder. Such inspection shall be made during normal business hours, within 15 business days of notice from Inso and no more than once each year. If errors exceeding 5% of the royalties paid prior to the start of the audit are found, the expense of examining the Licensee's records will be borne by the Licensee.

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

1.7 The Licensee shall, at Inso's request, provide Inso with ten (10) complimentary copies of each Licensed Product, and with the opportunity to purchase additional Licensed Products at a favorable discount.

2.       Payment Schedule

2.1 The Licensee shall. pay Inso a royalty of [***] of Net Receipts or [***] per unit or individual user, whichever is greater, for transfers of the Licensed Products. If the Licensee delivers upgrades to the Components to Licensed Product customers as part of Licensed Product Upgrades*, then the Licensee shall pay Inso a royalty of [***] of Net Receipts or [***] per unit or individual user, whichever is greater, for transfers of the Licensed Product Upgrades.

         *"Licensed Product Upgrades" refers to Licensed Product upgrades containing the Components and licensed to existing users for a reduced or discounted price.

2.2 A non-refundable, prepaid, minimum royalty applies for the Licensed Product(s). Inso is entitled to the minimum royalty whether or not the Licensee subsequently develops and markets the Licensed Products. The minimum royalty is [***], due upon Agreement execution and payable according to the following schedule:

         PAYMENT DATE               PAYMENT AMOUNT   CUMULATIVE MINIMUM ROYALTY
         Agreement execution        [***]            [***]
         March 15, 1999             [***]            [***]
         May 15, 1999               [***]            [***]
         June 15, 1999              [***]            [***]

         If the Licensee delivers upgrades to the Components to customers of the Licensed Product under Annual Maintenance Contracts, then the Licensee shall pay Inso a royalty rate of [***] of all Net Receipts from annual Maintenance Revenue".

         **"Maintenance Revenue" refers to the gross revenue the Licensee receives from its customers of the Licensed Product for provision of support services and upgrades, the fees of which may be in addition to amounts received for sublicensing the Licensed Product.

2.3 Maintenance (as described in Section 2.0 of Exhibit A) will be provided annually upon payment of the Annual Maintenance Fee. The Annual Maintenance Fee for the first twelve-month period of this Agreement is due and payable upon Agreement execution; thereafter, the Annual Maintenance Fee is due and payable annually at least thirty (30) days prior to the anniversary of the Effective Date of this Agreement. The Annual Maintenance Fee for each twelve-month period hereunder is [***].

[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL                                                 QUEST/INSO CHICAGO
02/19/99

2.4      Invoices for amounts due in Section 12 above shall be sent to:

         Quest Software, Inc.
         610 Newport Center
         Suite 1400
         Newport Beach, CA 92660-6465
         Attention:   Ms. Maureen Colvin
                      Controller
         Phone: 949.720.1434
         Fax: 949.720.0426

Inso's failure to provide invoices for non-refundable, prepaid, minimum royalties or Licensee's failure to receive such invoices shall not relieve the Licensee of its obligation to make timely payments pursuant to Section 2.2. above.

                                INSO CORPORATION
                                LICENSE AGREEMENT

                                    EXHIBIT D

                              ESCALATION PROCEDURES

1 Inso will provide timely remedy for defects in the Components as reported in writing by the Licensee. The following schedule describes the response times the Licensee may expect from Inso.

         Classification      Criteria
         --------------      --------

         X Fatal: errors preventing all useful work from being done.

         A Severe Impact: errors which disable major functions from being performed.

         B Degraded Operations: errors disabling only certain non-essential functions.

         C                   Minimal impact: All other errors.

         Upon Inso's receipt of an error report during Inso's regular business hours from the Licensee's designated engineering support personnel, Inso shall take corrective action to remedy the reported error within the following schedule.

         Classification      Inso's Remedy
         --------------      -------------

                             Begin Correction          Supply Remedy
                             ----------------          -------------

         X                   [***]                     Commercially reasonable
                                                       efforts until remedied,
                                                       not later than [***]


         A                   [***]                     Commercially reasonable
                                                       efforts until remedied,
                                                       not later than [***]


         B                   [***]                     [***]

         C Inso will remedy on a case by case basis and as soon as is technically feasible.

[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2. The Licensee shall assist Inso in resolving reported defects by providing Inso with the following information and materials to address suspected defects:

         (a) a full description of the apparent bug, error or defect, delivered to Inso by the Licensee.

         (b) electronic files showing fully where the bug, error or defect occurred; and

         (c) an executable version of the Licensed Product(s) or other applications in use when the bug, error or defect occurred.